-------------------------------------------------------------------------------
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
-------------------------------------------------------------------------------
                                    FORM 8-K
-------------------------------------------------------------------------------
                                 CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 13, 2005
-------------------------------------------------------------------------------

                               KNIGHT-RIDDER, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
-------------------------------------------------------------------------------

          FLORIDA                   1-7553                  38-0723657
      (STATE OR OTHER       (COMMISSION FILE NUMBER)        (IRS EMPLOYER
       JURISDICTION                                     IDENTIFICATION NO.)
     OF INCORPORATION)


50 W. SAN FERNANDO STREET, SUITE 1500,                   95113
         SAN JOSE, CALIFORNIA                          (ZIP CODE)
    (ADDRESS OF PRINCIPAL EXECUTIVE
               OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (408) 938-7700

-------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On November 13, 2005, the Board of Directors (the "Board") of Knight-Ridder, Inc. (the "Company") amended the Company's Bylaws. The amendment provides that shareholders may submit proposals for consideration at the Company's 2006 Annual Meeting of Shareholders and/or submit nominations for directors to be elected at the Company's 2006 Annual Meeting of Shareholders by delivering written notice that complies with the requirements set forth in the amended bylaws no earlier than 60 days nor later than 45 days prior to the date of the 2006 Annual Meeting of Shareholders. The foregoing description of the amendment to the Company's Bylaws does not purport to be complete and is qualified in its entirety by reference to the Amendment to Bylaws of Knight-Ridder, Inc., which is filed as
Exhibit 99.1 to this Form 8-K and is incorporated by reference in its entirety.

ITEM 8.01 OTHER EVENTS.

On November 14, 2005, the Company issued a press release that announced that the Board has decided to explore strategic alternatives to enhance shareholder value, including a possible sale of the Company. There can be no assurance that the exploration of strategic alternatives will result in any transaction. The Company does not intend to disclose developments with respect to the exploration of strategic alternatives unless and until the Board has approved a specific transaction. A copy of the press release is furnished as exhibit 99.2 to this Form 8-K.

In its November 14, 2005 press release, the Company also announced that it had amended the Company's Bylaws. The amendment to the Company's Bylaws provides that shareholders may submit proposals for consideration at the Company's 2006 Annual Meeting of Shareholders and/or submit nominations for directors to be elected at the Company's 2006 Annual Meeting of Shareholders by delivering written notice that complies with the requirements set forth in the amended bylaws no earlier than 60 days nor later than 45 days prior to the date of the 2006 Annual Meeting of Shareholders. The foregoing description of the amendment to the Company's Bylaws does not purport to be complete and is qualified in its entirety by reference to the Amendment to Bylaws of Knight-Ridder, Inc., which is filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference in its entirety.

(c) Exhibits.

Exhibit 99.1     Amendment to Bylaws of Knight-Ridder, Inc.

Exhibit 99.2     Press Release dated November 14, 2005

-------------------------------------------------------------------------------
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           KNIGHT-RIDDER, INC.

                                      By: /s/ Gordon Yamate
                                          --------------------------------------
                                              Gordon Yamate
                                              Vice President and General Counsel
Dated: November 14, 2005

-------------------------------------------------------------------------------
                                  EXHIBIT INDEX
Exhibit
Number       Name
---------    -------------------------------------------------------------------

99.1         Amendment to Bylaws of Knight-Ridder, Inc.

99.2         Press Release dated November 14, 2005